EXHIBIT 99.3

VNUE, Inc. and Stage It Corp.

Unaudited Proforma Consolidated Balance Sheets

For the Year Ended December 31, 2020

	VNUE, Inc.	Stage It Corp.			Consolidated
	December 31,	December 31,		Acquisition	December 31,
	2020	2020		Entries	2020
Assets
Current Assets:
Cash	$4,458	$281,003			$285,461
Accounts receivable -net	-				-
Prepaid expenses	100,000				100,000
Other assets	-	127,874			127,874
Total current assets	104,458	408,877		-	513,335
Property and equipment, net	-	62,912			62,912
Goodwill	-	-	(a)(b)(c)	9,536,260	9,536,260
Intangible Assets	-	-	(c)(d)	1,589,377	1,589,377
Total Assets	$104,458	$471,789		$11,125,637	$11,701,884

Liabilities and Stockholders’ Equity:

Current Liabilities:
Accounts payable and accrued liabilities	$2,994,725	2,212,948			$5,207,673
Accrued payroll officer	209,750	-		-	209,750
Accrued interest		650,654	(a)	(650,654)	-
Accrued interest related party		767,715	(a)	(767,715)	-
Notes payable	34,000	179,000	(a)		213,000
Convertible notes	1,956,922	315,000	(a)	(315,000)	1,956,922
Convertible notes related party	-	547,500	(a)	(547,500)	-
Derivative liability	3,156,582	2,404,981	(a)	(2,404,981)	3,156,582
Total Current Liabilities	8,351,979	7,077,798		(4,685,850)	10,743,927
Total liabilities	8,351,979	7,077,798		(4,685,850)	10,743,927

Commitments and Contingencies	-	-		-	-

Stockholders’ Equity
Common stock	121,149	97	(a)(b)	23,403	144,649
Series A preferred stock	413	4	(a)(b)	(4)	413
Series A-1 preferred stock		25	(a)(b)	(25)	-
Series A-2 preferred stock		20	(a)(b)	(20)	-
Series A-3 preferred stock		20	(a)(b)	(20)	-
Additional Paid-In Capital	8,386,593	3,963,327	(a)(b)	6,013,339	18,363,259
Accumulated Deficit	(16,755,676)	(10,569,502)	(a)(b)(d)	9,774,813	(17,550,364)
Total Stockholders’ Equity	(8,247,521)	(6,606,009)		15,811,487	957,957
Total Liabilities and Stockholders’ Equity	$104,458	$471,789		$11,125,637	$11,701,884

Notes
(a)	To record acquisition purchase price of $10,000,000 comprised of $1,500,000 in cash and up to $8,500,000 of common stock based upon certain acquisition performance milestone being achieved. Additionally, the amount of liabilities assumed by the Company at closing will be capped at $3,000,000. For the purposes of the proforma analysis, it is estimated that all of performance milestones will be achieved. The acquisition consideration of $1,500,000 was raised by selling common stock at a price of approximately $0.01 per share and the $8,500,000 is estimated to issued at an average price of $0.15. Addtionally,80% of the acquisition consideration paid was allocated to goodwill and 20% was allocated to intangible assets with an expected amortization period of 3 years.
These estimates will be subject to further analysis and adjustment by the Company as it completes its acquisition accounting
(b)	To cancel and reclass the capital structure of Stage It
(c)	To record intangible assets at 20% of goodwill
(d)	To record amortization expense based on a three year life

VNUE, Inc. and Stage It Corp.

Unaudited Proforma Consolidated Statements of Operations

For the Year Ended December 31, 2020

	VNUE, Inc.	Stage It Corp.			Consolidated
	December 31,	December 31,		Acquisition	December 31,
	2020	2020		Entries	2021
Revenue-net	$22,474	$890,846			$913,320
Cost of Sales	8,509				8,509
Gross Profit	13,965	890,846			904,811

Operating expenses
Amortization of intangible assets	-	-	(a)	794,688	794,688
General and administrative expenses	601,022	231,340			832,362
Contractor expenses	-	455,028			455,028
Payroll expense	-	1,142,057			1,142,057
Legal and professional fees	-	88,411			88,411
Total operating expenses	601,022	1,916,836		794,688	3,312,547
Loss from operations	(587,058)	(1,025,990)		(794,688)	(2,407,737)

Other income (expense)
Loss on the extinguishment of debt	(263,609)
Change in the fair value of derivative liability	(2,234,073)	(305,956)
Interest expense	(1,469,037)	(297,562)			(1,766,599)
Total other income	(3,966,719)	(603,518)			(4,570,237)
Net loss	$(4,553,777)	(1,629,508)		(794,688)	(6,977,974)

Basic and fully diluted loss per share	$(0.00)	$(1.68)			$(0.01)

Weighted average number of shares outstanding	1,135,193,463	972,614	(b)	234,027,386	1,369,220,849

(a)	To record amortization expense of intangible assets
(b)	To adjust share count to reflect potential shares issuance based on Company estimated avg. share price at the time of issuance

VNUE, Inc. and Stage It Corp.

Unaudited Proforma Consolidated Balance Sheets

For the Nine Months Ended September 30, 2021

	VNUE, Inc.	Stage It Corp.			Consolidated
	September 30,	September 30,		Acquisition	September 30,
	2021	2021		Entries	2021
Assets
Current Assets:
Cash	$207,921	$69,342			$277,263
Prepaid expenses	295,000	1,854			296,854
Total current Assets	502,921	71,196		-	574,117
Property and equipment, net		60,303			60,303
Goodwill	-	-	(a)(b)(c)	11,080,958	11,080,958
Intangible assets	-	-	(c)(d)	2,077,680	2,077,680
Total Assets	$502,921	$131,499		$13,158,638	$13,793,057

Liabilities and Stockholders’ Equity:

Current Liabilities:
Accounts payable and accrued liabilities	$1,456,842	$2,913,488			$4,370,330
Accrued payroll officer	250,470	-			250,470
Accrued interest	-	840,197	(a)	(840,197)	-
Accrued interest related party	-	893,632	(a)	(893,632)	-
Notes payable	879,157	879,922	(a)	(793,410)	965,669
Convertible notes	635,714	315,000	(a)	(315,000)	635,714
Convertible notes related party	-	547,500	(a)	(547,500)	-
Derivative liability	-	2,670,163	(a)	(2,670,163)	-
Total Current Liabilities	3,222,183	9,059,902		(6,059,902)	6,222,183
Total liabilities	3,222,183	9,059,902		(6,059,902)	6,222,183

Commitments and Contingencies	-	-		-	-

Stockholders’ Equity
Common stock	137,275	97	(a)(b)	23,403	160,775
Series A preferred stock	425	4	(a)(b)	(4)	425
Series A-1 preferred stock		25	(a)(b)	(25)	-
Series A-2 preferred stock		20	(a)(b)	(20)	-
Series A-3 preferred stock		20	(a)(b)	(20)	(0)
Additional Paid-In Capital	10,548,671	4,454,592	(a)(b)	6,504,604	21,507,867
Accumulated Deficit	(13,405,633)	(13,383,161)	(a)(b)(d)	12,690,601	(14,098,193)
Total Stockholders’ Equity	(2,719,262)	(8,928,403)		19,218,539	7,570,874
Total Liabilities and Stockholders’ Equity	$502,921	$131,499		$13,158,637	$13,793,057

Notes
(a)	To record acquisition purchase price of $10,000,000 comprised of $1,500,000 in cash and up to $8,500,000 of common stock based upon certain acquisition performance milestone being achieved. Additionally, the amount of liabilities assumed by the Company at closing will be capped at $3,000,000. For the purposes of the proforma analysis, it is estimated that all of performance milestones will be achieved. The acquisition consideration of $1,500,000 was raised by selling common stock at a price of approximately $0.01 per share and the $8,500,000 is estimated to issued at an average price of $0.15. Addtionally,80% of the acquisition consideration paid was allocated to goodwill and 20% was allocated to intangible assets with an expected amortization period of 3 years.
These estimates will be subject to further analysis and adjustment by the Company as it completes its acquisition accounting
(b)	To cancel and reclass the capital structure of Stage It
(c)	To record intangible assets at 20% of goodwill
(d)	To record amortization expense based on a three year life

VNUE, Inc. and Stage It Corp.

Unaudited Proforma Consolidated Statements of Operations

For the Nine Months Ended September 30, 2021

	VNUE, Inc.	Stage It Corp.			Consolidated
	September 30,	September 30,		Acquisition	September 30,
	2021	2021		Entries	2021
Revenue-net	$9,295	$313,811			$323,106
Cost of Sales	5,446				5,446
Gross Profit	3,849	313,811			317,660

Operating expenses
Amortization of intangible assets			(a)	692,560	692,560
General and administrative expenses	614,796	212,728			827,524
Contractor expenses		259,686			259,686
Payroll expense		1,320,436			1,320,436
Stock-based compensation		491,265			491,265
Legal and professional fees		114,150			114,150
Total operating expenses	614,796	2,398,265		692,560	3,705,621
Loss from operations	(610,947)	(2,084,454)		(692,560)	(3,387,961)
					-
Other income (expense)					-
Other income	1,172,781				1,172,781
Loss on the extinguishment of debt	(288,146)				(288,146)
Change in the fair value of derivative liability	3,156,582	(265,182)			2,891,400
Interest expense	(80,227)	(464,023)			(544,250)
Total other income	3,960,990	(729,205)			3,231,785
Net loss	$3,350,043	$(2,813,659)		(692,560)	(156,176)
					-
Basic and fully diluted loss per share	$(0.00)	$(2.89)			$(0.00)

Weighted average number of shares outstanding	1,266,155,076	972,614	(b)	234,027,386	1,500,182,462

(a)	To record amortization expense of intangible assets
(b)	To adjust share count to reflect potential shares issuance based on Company estimated avg. share price at the time of issuance

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